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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 21, 2000

                   Resources Accrued Mortgage Investors 2 L.P.
                   -------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         0-16856                                         13-3368726
(Commission File Number)                    (I.R.S. Employer Identification No.)

Cambridge Center, 9th Floor, Cambridge, Massachusetts                   02142
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (617) 234-3000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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The Registrant's 8K dated January 12, 2001 is amended to add the following:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     10. Modification Agreement, dated as of December 21, 2000, , between High Cash Partners, L.P. and Resources Accrued Mortgage Investors 2 L.P.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 9th day of February, 2000.



                                Resources Accrued Mortgage Investors 2 L.P.

                                By: RAM Funding, Inc.
                                    Its General Partner

                                    By: /s/ Michael L. Ashner
                                        ---------------------
                                            Michael L. Ashner
                                            President


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                                  EXHIBIT INDEX


10.      Modification Agreement, dated as of December 21, 2000,           4
         between High Cash Partners, L.P. and Resources Accrued
         Mortgage Investors 2 L.P.